Exhibit 10(a)

                               CONSENT OF COUNSEL

                               GE LIFESTYLE FUNDS

     We hereby consent to being named in the Statement of Additional Information included in Post-Effective Amendment No. 2 (the "Amendment") to the Registration Statement on Form N-1A (Securities Act File No. 333-07905, Investment Company Act File No. 811-07701) of GE LifeStyle Funds (the "Trust") under the caption "Counsel" and to the Trust's filing a copy of this Consent as an exhibit to the Amendment.

                                             /s/ Willkie Farr & Gallagher
                                             -----------------------------------
                                             Willkie Farr & Gallagher

December 29, 1997
New York, New York